                       Filing Pursuant to Rule 424(b)(3)
                      Registration Statement No. 333-54394

              PROSPECTUS SUPPLEMENT NO. 13 DATED NOVEMBER 27, 2001
                     TO PROSPECTUS DATED FEBRUARY 6, 2001,
           AS SUPPLEMENTED BY PROSPECTUS SUPPLEMENT NOS. 1 THROUGH 12

                          CHARTER COMMUNICATIONS, INC.

     $750,000,000 of 5.75% Convertible Senior Notes due 2005 and 34,786,650
         Shares of Class A Common Stock Issuable Upon Conversion of the
                    5.75% Convertible Senior Notes due 2005

                                      and

          31,664,667 Issued or Issuable Shares of Class A Common Stock


     This prospectus supplement relates to (1) $750,000,000 aggregate principal amount of 5.75% Convertible Senior Notes due 2005 of Charter Communications, Inc., and 34,786,650 shares of Class A common stock of Charter Communications, Inc., which are initially issuable upon conversion of the notes, plus an indeterminate number of shares as may become issuable upon conversion as a result of adjustments to the conversion rate; and (2) 31,664,667 shares of Class A common stock of Charter Communications, Inc. issued or issuable to certain entities in connection with Charter Communications, Inc.'s purchase of certain cable systems in 2000 plus an indeterminate number of shares as may become issuable upon certain events. This prospectus supplement should be read in conjunction with the prospectus dated February 6, 2001, Prospectus Supplement No. 1 dated February 16, 2001, Prospectus Supplement No. 2 dated February 20, 2001, Prospectus Supplement No. 3 dated March 15, 2001, Prospectus Supplement No. 4 dated April 3, 2001, Prospectus Supplement No. 5 dated April 30, 2001, Prospectus Supplement No. 6 dated May 3, 2001, Prospectus Supplement No. 7 dated May 18, 2001, Prospectus Supplement No. 8 dated June 5, 2001, Prospectus Supplement No. 9 dated July 6, 2001, Prospectus Supplement No. 10 dated July 16, 2001, Prospectus Supplement No. 11 dated October 1, 2001, and Prospectus Supplement No. 12 dated October 4, 2001, which are to be delivered with this prospectus supplement.

     The information appearing in the table below, as of the date hereof, supersedes the information in the table appearing under the heading "Selling Securityholders" in Prospectus Supplement No. 12:


                                                                                                            SHARES OF CLASS A
                                                               CONVERTIBLE SENIOR NOTES                        COMMON STOCK
                                                          --------------------------------------      ------------------------------
                                                                                     PRINCIPAL          SHARES
                                                             AMOUNT OF               AMOUNT OF          OWNED
                                                            NOTES OWNED              NOTES THAT         BEFORE           SHARES THAT
SELLING SECURITYHOLDER                                    BEFORE OFFERING            MAY BE SOLD       OFFERING          MAY BE SOLD
----------------------                                    ---------------            -----------      -----------        -----------
AAM/Zazove Institutional Income Funds, LP (GS)              $ 1,300,000              $ 1,300,000                0             60,297
AFTRA Health Fund                                             1,000,000                1,000,000                0             46,382
AIG/National Union Fire Insurance Ltd.                          800,000                  800,000                0             37,106
AIG Soundshore Opportunity Holding Fund, Ltd.                 3,500,000                3,500,000                0            162,338
AIG Soundshore Strategic Holding Fund, Ltd.                   4,000,000                4,000,000                0            185,529
AIM Strategic Income Fund                                     1,500,000                1,500,000                0             69,573
Alexandra Global Investment Fund I Ltd.                       3,000,000                3,000,000                0            139,147
Allstate Insurance Company                                    1,500,000                1,500,000                0             69,573
Allstate Life Insurance Company                                 375,000                  375,000                0             17,393
Aloha Airlines Non-Pilots Pension Trust                         245,000                  245,000                0             11,364
Aloha Pilots Retirement Trust                                   140,000                  140,000                0              6,494
Alpha US Sub Fund VIII, LLC                                   1,250,000                1,250,000                0             57,978
Alpine Associates                                             5,600,000                5,600,000                0            259,740
Alpine Partners, L.P.                                           900,000                  900,000                0             41,744
Argent Classic Convertible Arbitrage Fund Ltd.                4,000,000                4,000,000                0            185,529
Argent Classic Convertible Arbitrage Fund
(Bermuda) L.P.                                               11,000,000                11,000,000               0            510,204
Argent Convertible Arbitrage Fund L.P.                       10,000,000                10,000,000               0            463,822
Aristeia International, Limited                               5,160,000                 5,160,000               0            239,332
Aristeia Trading, L.P.                                        3,340,000                 3,340,000               0            154,917
Arkansas PERS                                                   800,000                   800,000               0             37,106
Arkansas Teachers Retirement                                  6,376,000                 6,376,000               0            295,733
Associated Electric & Gas Insurance Services Limited            800,000                   800,000               0             37,106
Bank Austria Cayman Islands, Ltd.                             9,125,000                 9,125,000               0            423,237
Baptist Health of South Florida                                 407,000                   407,000               0             18,888
BBT Fund, L.P.                                               16,000,000                16,000,000               0            742,115
Bear, Stearns & Co. Inc. (1)                                  5,000,000                 5,000,000               0            231,911
Black Diamond Offshore, Ltd.                                    281,000                   281,000               0             13,033
BNP Paribas Equity Strategies                                13,845,000                13,845,000               0            642,162
BNP Cooper Neff Convertible Strategies Fund, L.P.             1,155,000                 1,155,000               0             53,571
Boilermakers Blacksmith Pension Trust                         1,075,000                 1,075,000               0             49,861
Boston Museum of Fine Arts                                      170,000                   170,000               0              7,885
Boulder II Limited                                            6,762,000                 6,762,000               0            313,636


                                                                                                Shares of Class A
                                                            Convertible Senior Notes              Common Stock
                                                        -------------------------------     ------------------------
                                                                             Principal       Shares
                                                           Amount of         Amount of       Owned
                                                          Notes Owned       Notes That       Before      Shares That
Selling Securityholder                                  Before Offering     May Be Sold     Offering     May Be Sold
------------------------------------------------------  ---------------     -----------     --------     -----------
BP Amoco PLC Master Trust ............................     2,162,000         2,162,000         0            100,278
BT Equity Opportunities ..............................     4,000,000         4,000,000         0            185,529
BT Equity Strategies .................................     1,500,000         1,500,000         0             69,573
C&H Sugar Company, Inc ...............................       385,000           385,000         0             17,857
Canyon Capital Arbitrage Master Fund, Ltd. ...........     5,400,000         5,400,000         0            250,464
Canyon Capital Realization (Cayman), Ltd. ............    22,925,000        22,925,000         0          1,063,312
Capital Guardian Global Convertible Fund #011 ........       290,000           290,000         0             13,451
Chrysler Corporation Master Retirement Trust .........     3,300,000         3,300,000         0            153,061
CIBC World Markets ...................................     3,595,000         3,595,000         0            166,744
CIBC World Markets (International) Arbitrage Corp. ...     4,000,000         4,000,000         0            185,529
Citi JL, Ltd. ........................................       117,000           117,000         0              5,427
Clinton Riverside Convertible Portfolio Limited ......     7,000,000         7,000,000         0            324,675
Common Fund Event Driven Company 6 ...................       107,000           107,000         0              4,963
Conseco Fund Group -- Convertible Securities Fund ....     1,000,000         1,000,000         0             46,382
DeAM Convertible Arbitrage Fund, Ltd .................     2,200,000         2,200,000         0            102,041
Deephaven Domestic Convertible Trading Ltd. ..........    16,250,000        16,250,000         0            753,711
Delaware PERS. .......................................     1,550,000         1,550,000         0             71,892
Delta Airlines Master Trust (c/o Oaktree Capital
     Management, LLC) ................................     1,440,000         1,440,000         0             66,790
Delta Pilots D&S Trust ...............................       440,000           440,000         0             20,408
D.E. Shaw Valence, L.P. ..............................     1,600,000         1,600,000         0             74,212
D.E. Shaw Investments, L.P. ..........................       400,000           400,000         0             18,553
Deutsche Bank Securities Inc. ........................    24,300,000        24,300,000         0          1,127,087
Double Black Diamond Offshore, LDC ...................     1,168,000         1,168,000         0             54,174
Duckbill & Co ........................................     2,500,000         2,500,000         0            115,956
Engineers Joint Pension Fund .........................       700,000           700,000         0             32,468
Enterprise Convertible Security Fund .................       101,000           101,000         0              4,685
Evergreen Equity Income Fund .........................     7,000,000         7,000,000         0            324,675
F.R. Convr Sec Fn ....................................        85,000            85,000         0              3,942
Family Service Life Insurance Company ................       300,000           300,000         0             13,915
Federated American Leaders Fund Inc. .................    18,500,000        18,500,000         0            858,071
Federated Equity Funds, on behalf of its Federated
     Capital Appreciation Fund .......................     7,600,000         7,600,000         0            352,505


                                                                          Shares of Class A
                                      Convertible Senior Notes               Common Stock
                                     ---------------------------           --------------------
                                                       Principal          Shares
                                         Amount of     Amount of          Owned
                                        Notes Owned    Notes That         Before    Shares That
  Selling Securityholder             Before Offering  May be Sold        Offering   May be Sold
------------------------------       -----------------------------       -----------------------
Federated Equity Income Fund,
 Inc. ...........................    42,000,000         42,000,000              0      1,948,052
Federated Insurance Series,
 on behalf of its Federated
 American Leaders Fund II........     2,400,000          2,400,000              0        111,317
Federated Insurance Series,
 on behalf of its Federated
 Equity Income Fund II...........     1,600,000          1,600,000              0         74,212
Fidelity Financial Trust
 Fidelity Convertible
 Securities Fund.................    13,250,000         13,250,000              0        614,564
Forms Series Fund, Inc on
 behalf of its American Leaders
 Series..........................        50,000             50,000              0          2,319
Gaia Offshore Master Fund Ltd. ..     7,000,000          7,000,000              0        324,675
Gary Anderson Marital Living
 Trust...........................       200,000            200,000              0          9,276
General Motors Employees Global
 Group Pension Trust.............     3,500,000          3,500,000              0        162,338
General Motors Welfare Benefit
 Trust (LT -- VEBA)..............     2,500,000          2,500,000              0        115,956
Goldman, Sachs & Co.(1)..........    63,437,000         63,437,000              0      2,942,347
Grace Brothers, Ltd. ............     2,500,000          2,500,000              0        115,956
Guardian Life Insurance Company
 of America......................    10,200,000         10,200,000              0        473,098
Guardian Pension Trust...........       400,000            400,000              0         18,553
Hawaiian Airline Pilots
 Retirement Plan.................       220,000            220,000              0         10,204
Hawaiian Airlines Employees
 Pension Plan -- IAM.............       115,000            115,000              0          5,334
Hawaiian Airlines Pension Plan
 for Salaried Employees..........        25,000             25,000              0          1,160
HBK Master Fund L.P. ............    46,000,000         46,000,000              0      2,133,581
HFR Master Fund, Ltd. ...........       200,000            200,000              0          9,276
Highbridge International LLC.....    25,900,000         25,900,000              0      1,201,299
Hotel Union and Hotel Industry
 of Hawaii.......................       490,000            490,000              0         22,727
ICI American Holdings Trust......       825,000            825,000              0         38,265
Island Holdings..................        50,000             50,000              0          2,319
ITG Inc. ........................       204,000            204,000              0          9,462
James Campbell Corporation.......       270,000            270,000              0         12,523
Jefferies & Company Inc. ........        10,000             10,000              0            464
JMG Capital Partners, LP.........    10,500,000         10,500,000              0        487,013
Julius Baer Securities, Inc. ....       450,000            450,000              0         20,872
KBC Financial Products USA.......     2,000,000          2,000,000              0         92,764
Lancer Securities Cayman Ltd. ...       800,000            800,000              0         37,106
Leonardo, L.P. ..................    11,950,000         11,950,000              0        554,267
Levco Alternative Fund, Ltd. ....     3,173,000          3,173,000              0        147,171
Lipper Convertibles, L.P. .......    12,000,000         12,000,000              0        556,586
Lumberman's Mutual Casualty......       722,000            722,000              0         33,488
Lydian Overseas Partners Master
 Fund............................    35,000,000         35,000,000              0      1,623,377
Lyxor Master Fund................        17,000             17,000              0            788

                                                                                                            Shares of Class A
                                                           Convertible Senior Notes                            Common Stock
                                                      --------------------------------------          ------------------------------
                                                                                 Principal              Shares
                                                         Amount of               Amount of              Owned
                                                        Notes Owned              Notes That             Before           Shares That
Selling Securityholder                                Before Offering            May Be Sold           Offering          May Be Sold
----------------------                                ---------------            -----------          -----------        -----------
Mainstay Convertible Fund...........................   7,500,000                  7,500,000                0               347,867
Mainstay VP Convertible Portfolio...................   1,000,000                  1,000,000                0                46,382
McMahan Securities Co. L.P. ........................     174,000                    174,000                0                 8,071
Merrill Lynch, Pierce Fenner & Smith, Inc.(1).......     450,000                    450,000                0                20,872
Morgan Stanley & Co.(1).............................     350,000                    350,000                0                16,234
Morgan Stanley Dean Witter Convertible Securities
Trust(1)............................................   3,000,000                  3,000,000                0               139,147
Motion Picture Industry Health Plan -
Active Member Fund..................................     390,000                    390,000                0                18,089
Motion Picture Industry Health Plan -
Retiree Member Fund.................................      90,000                     90,000                0                 4,174
Museum of Fine Arts, Boston.........................      46,000                     46,000                0                 2,134
Nalco Chemical Company..............................     260,000                    260,000                0                12,059
Nationwide Separate Account Trust, on behalf of its
Nationwide Equity Income Fund.......................     800,000                    800,000                0                37,160
Navigator Offshore Fund Ltd. .......................   2,483,000                  2,483,000                0               115,167
Navigator Partners LP...............................     690,000                    690,000                0                32,004
Navigator Special Partners L.P. ....................     213,000                    213,000                0                 9,879
Nicholas Applegate Convertible Fund.................   2,291,000                  2,291,000                0               106,262
Nomura International PLC London.....................   9,000,000                  9,000,000                0               417,440
Northern Income Equity Fund.........................   1,000,000                  1,000,000                0                46,382
OCM Convertible Trust...............................   2,270,000                  2,270,000                0               105,288
Ohio National Fund, Inc., on behalf of its
Blue Chip Portfolio.................................      50,000                     50,000                0                 2,319
Ohio National Fund, Inc., on behalf of its
Equity Income Portfolio.............................     130,000                    130,000                0                 6,030
Onex Industrial Partners Limited....................   3,350,000                  3,350,000                0               155,380
Oppenheimer Convertible Securities Fund.............   6,000,000                  6,000,000                0               278,293
OZ Master Fund, Ltd. ...............................   6,000,000                  6,000,000                0               278,293
Pacific Life Insurance Company......................   1,000,000                  1,000,000                0                46,382
Palladin Securities LLC.............................     500,000                    500,000                0                23,191
Park Avenue Life Insurance Company..................     100,000                    100,000                0                 4,638
Parker-Hannifin Corporation.........................      79,000                     79,000                0                 3,664
Partner Reinsurance Company Ltd. ...................     765,000                    765,000                0                35,482
Pebble Capital, Inc. ...............................   1,350,000                  1,350,000                0                62,616
Pell Rudman Trust Company...........................   1,550,000                  1,550,000                0                71,892
Peoples Benefit Life Insurance Company TEAMSTERS
separate account....................................   3,750,000                  3,750,000                0               173,933
PGEP III LLC........................................     500,000                    500,000                0                23,191
PHEP IV, Inc. ......................................     116,000                    116,000                0                 5,380
Physicians Life.....................................     549,000                    549,000                0                25,464
PRIM Board..........................................   3,115,000                  3,115,000                0               144,481
Primerica Life Insurance Company....................   1,503,000                  1,503,000                0                69,712

                                                                                    Shares of Class A
                                                Convertible Senior Notes               Common Stock
                                             -------------------------------     -------------------------
                                                                  Principal       Shares
                                                Amount of         Amount of       Owned
                                               Notes Owned       Notes That       Before       Shares That
         Selling Securityholder              Before Offering     May Be Sold     Offering      May Be Sold
----------------------------------------     ---------------     -----------     --------      -----------
Principal Investors Fund, Inc on behalf
of its Partners Large Cap Blend Fund ...            40,000            40,000         0               1,855
Purchase Associates, L.P. ..............         1,103,000         1,103,000         0              51,160
Putnam Asset Allocation Funds --
Balanced Portfolio .....................           447,000           447,000         0              20,733
Putnam Asset Allocation Funds --
Conservative Portfolio .................           508,000           508,000         0              23,562
Putnam Convertible Income -- Growth
Trust ..................................         4,500,000         4,500,000         0             208,720
Putnam Convertible Opportunities and
Income Trust ...........................           114,000           114,000         0               5,288
Quarro Fund Ltd. .......................         3,000,000         3,000,000         0             139,147
Queens Health Plan .....................            85,000            85,000         0               3,942
R(2) Investments, LDC ..................        42,000,000        42,000,000         0           1,948,042
Ramius Capital Group ...................         1,500,000         1,500,000         0              69,573
RCG Latitude Master Fund ...............           750,000           750,000         0              34,787
RCG Multi Strategy LP ..................           300,000           300,000         0              13,915
Retail Clerks Pension Trust ............         3,000,000         3,000,000         0             139,147
Retail Clerks Pension Trust #2 .........         2,000,000         2,000,000         0              92,764
Sage Capital ...........................         3,850,000         3,850,000         0             178,571
Salomon Smith Barney Inc. ..............         1,030,000         1,030,000         0              47,774
San Diego City Retirement ..............         1,371,000         1,371,000         0              63,590
San Diego County Convertible ...........         2,960,000         2,960,000         0             137,291
San Diego County Employees
Retirement Association .................         1,900,000         1,900,000         0              88,126
Screen Actors Guild Pension
Convertible ............................           745,000           745,000         0              34,555
Silvercreek Limited Partnership ........         3,038,000         3,038,000         0             140,909
St. Albans Partners Ltd. ...............         5,000,000         5,000,000         0             231,911
Starvest Combined Portfolio ............         1,000,000         1,000,000         0              46,382
State Employees' Retirement Fund of
the State of Delaware ..................         1,720,000         1,720,000         0              79,777
State of Connecticut Combined
Investment Funds .......................         3,805,000         3,805,000         0             176,484
State of Oregon -- Equity ..............         5,025,000         5,025,000         0             233,071
State of Oregon/SAIF Corporation .......         9,785,000         9,785,000         0             453,850
SunAmerica Series Trust, on behalf of
its Federated Value Portfolio ..........         1,000,000         1,000,000         0              46,382
TCI Bresnan LLC. .......................                 0               N/A         0           9,098,006(2)
TCID of Michigan, Inc. .................                 0               N/A         0          15,117,743(2)
TCW Group, Inc. ........................        12,075,000        12,075,000         0             560,065
The Class IC Company, Ltd...............         3,000,000         3,000,000         0             139,147
The Estate of James Campbell ...........           356,000           356,000         0              16,512
The Travelers Indemnity Company ........         4,956,000         4,956,000         0             229,870
The Travelers Insurance
Company -- Life ........................         2,548,000         2,548,000         0             118,182

                                                                                Shares of Class A
                                           Convertible Senior Notes               Common Stock
                                        -------------------------------     ------------------------
                                                             Principal       Shares
                                           Amount of         Amount of       Owned
                                          Notes Owned        Notes That      Before      Shares That
       Selling Securityholder           Before Offering     May Be Sold     Offering     May Be Sold
----------------------------------      ---------------     -----------     --------     -----------
The Travelers Insurance Company
Separate Account TLAC.................       289,000           289,000           0          13,404
The Travelers Life and Annuity
Company...............................       304,000           304,000           0          14,100
TQA Master Plus Fund, Ltd. ...........     1,000,000         1,000,000           0          46,382
TQA Masterfund, Ltd. .................     3,650,000         3,650,000           0         169,295
Travelers Series Trust Convertible
Bond Portfolio........................       400,000           400,000           0          18,553
Tribeca Investments LLC...............    27,500,000        27,500,000           0       1,275,511
UBS AG London Branch..................    14,000,000        14,000,000           0         649,351
UBS O'Connor LLC (f/b/o UBS Global
Equity Arbitrage Master, Ltd.)........    10,000,000        10,000,000           0         463,822
UBS Warburg LLC.......................     3,500,000         3,500,000           0         162,338
University of Rochester...............        43,000            43,000           0           1,994
Value Line Convertible Fund, Inc. ....       500,000           500,000           0          23,191
Value Realization Fund, LP............    11,675,000        11,675,000           0         541,512
Van Kampen Harbor Fund................     3,000,000         3,000,000           0         139,147
Vanguard Convertible Securities Fund,
Inc. .................................     5,420,000         5,420,000           0          25,139
Viacom Inc. Pension Plan Master Trust         68,000            68,000           0           3,154
Wake Forest University................     1,296,000         1,296,000           0          60,111
Wasserstein Perella Securities Inc. ..     1,000,000         1,000,000           0          46,382
White River Securities L.L.C. ........     5,000,000         5,000,000           0         231,911
Worldwide Transactions, Ltd. .........        51,000            51,000           0           2,366
Writers Guild Convertible.............       435,000           435,000           0          20,176
Wyoming State Treasurer...............     1,496,000         1,496,000           0          69,388
Yield Strategies Fund LLP.............      1,000,00         1,000,000           0          46,382
ZCM/HFR Index Management, L.L.C.
(f/k/a Zurich HFR Master Hedge Fund
Index Ltd.)...........................       100,000           100,000           0           4,638
Zeneca AG Products, Inc. .............       150,000           150,000           0           6,957
Zeneca Holdings Trust.................       375,000           375,000           0          17,393
Zeneca HFR Master Hedge Fund Index
LTD...................................     3,200,000         3,200,000           0         148,423

(1) These entities and/or their affiliates have provided, and may from time to time provide, investment banking services to Charter Communications, Inc. and its subsidiaries, including, among other things, acting as lead and/or co-manager with respect to offerings of debt and equity securities.

(2) Represents the number of shares of Class A common stock for which the selling securityholders may exchange their Class A Preferred Units in CC VIII, LLC and an indeterminate number of shares issuable upon such exchange, as such number may be adjusted under certain circumstances.

                                --------------

SEE "RISK FACTORS" BEGINNING ON PAGE 3 OF THE PROSPECTUS TO READ ABOUT IMPORTANT FACTORS YOU SHOULD CONSIDER BEFORE BUYING THE CONVERTIBLE SENIOR NOTES OR SHARES OF OUR CLASS A COMMON STOCK.

                                --------------

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of the prospectus or this prospectus supplement. Any representation to the contrary is a criminal offense.

         The date of this prospectus supplement is November 27, 2001.